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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lease Equity Appreciation Fund II, L.P. (the "Fund") on Form 10-K for the fiscal ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert K. Moskovitz, Chief Financial Officer of the General Partner of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                                   /s/ Robert K. Moskovitz
                                   ---------------------------------------------
                                   Robert K. Moskovitz
                                   Chief Financial Officer (and chief accounting officer) of the General Partner

                                   March 31, 2005